Exhibit 10.6

AMENDMENT TO DEBENTURES,

REGISTRATION RIGHTS AGREEMENT

AND

TRANSACTION DOCUMENTS

This Amendment to Debentures, Registration Rights Agreement and Transaction Documents (this “Amendment”), dated as of September 27, 2012, is made by and between U.S. Dry Cleaning Services Corporation, a Delaware corporation (the “Company”), and the undersigned (the “Investor”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement (as defined below).

W I T N E S SE T H

WHEREAS, Investor holds one or more 10% Subordinated Secured Debentures due September 23, 2013 in such principal amount(s) as identified on the signature page hereto (individually a “Debenture” and collectively, the “Debentures”) issued pursuant to that certain Securities Purchase Agreement, dated as of September 23, 2011 (the “Purchase Agreement”) which were issued pursuant to the Company’s Joint and Consolidated Chapter 11 Plan of Reorganization (as may be amended or modified, the “Plan”) filed in their Chapter 11 bankruptcy cases, which are jointly administered under case number 8:10-bk-12735-RK (the “Plan”);

WHEREAS, in connection with the issuance of the Debentures, the parties hereto also entered into that certain Registration Rights Agreement, dated September 23, 2011 (the “Registration Rights Agreement”);

WHEREAS in connection with and as a condition to the Company’s exit from bankruptcy under the Plan, the Company sold and issued 10% Senior Secured Original Issue Discount Convertible Debentures due September 23, 2013 raising an aggregate of approximately $4,500,000 (before any original issue discount) , which was approximately $4,000,000 less than the estimated capital required to fund obligations under the Plan and continue as a going concern;

WHEREAS, in an unstable economic environment where very few financial institutions and high net worth investors were interested in funding smaller, emerging growth companies, the Company secured an initial capital commitment of $499,900 from Mark Wattles and his investment firm Wattles Capital Management, LLC (“WCM”), pursuant to the terms of that certain Letter Agreement, dated February 21, 2012, between and among the Company, WCM, Mark Wattles, Setals 1-6 LLCs, Setal 7 LLC and Lester E. Taylor (the “Letter Agreement”);

WHEREAS, in connection with, and as a condition to, the closing of the of the WCM financing, the parties to the Letter Agreement agreed to amend certain terms set forth in the Transaction Documents, including the Debentures and the Registration Rights Agreement, to, (i) extend the maturity date of the Debentures to March 31, 2015, (ii) eliminate cash interest payments under the Debentures until maturity, and (iii) eliminate the deadlines for filing and completing the Company’s Subsequent Public Offering as Events of Default so that the terms of the Debentures are substantially similar to those of the New Senior Debentures, except for the priority of their security interests;

Amendment Sub Debentures

WHEREAS, the Investor has also agreed to subordinate certain rights and priorities relative to those granted WCM and certain other potential investors as set forth in the Letter Agreement; and

WHEREAS, the parties hereto agree to amend certain terms of the Debentures, the Registration Statement and the Transaction Documents as set forth below in order to satisfy the requirements of the Letter Agreement and provide the flexibility to restructure existing debt.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Amendments to Debentures.

a.                                      Amendment to Maturity Date.  The “Maturity Date” as defined in the third paragraph of the Debentures as “September 23, 2013” is hereby amended and replaced with “March 31, 2015.”

b.                                      Interest.  Subsection 2(a) of the Debentures is hereby amended in its entirety to read as follows:

“(a)                           Payment of Interest in Cash.  The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding Principal Amount of this Debenture accruing at the rate of 10% per annum, payable on the Maturity Date, in cash. After the Maturity Date and until the outstanding principal and accrued interest on this has been paid, this Debenture will bear interest at a rate of 2.0% per month, computed on the basis of the actual number of days elapsed and a month of 30 days.”

c.                                       Conversion.  Section 5 of the Debentures is hereby amended by inserting at the end of Subsection 5 the following as a new subsection (e):

“(e)                            Mandatory Conversion.  This Debenture is subject to mandatory conversion at such time and into such securities of the Company as set forth in that certain Letter Agreement, dated February 21, 2012, between and among the Company, Wattles Capital Management, LLC, Mark Wattles, Setals 1-6 LLCs, Setal 7 LLC and Lester E. Taylor.”

d.                                      Events of Default.

i.                                          Subsection 9(a)(vi) is hereby amended by increasing the default carve-out for other Indebtedness from $150,000 to $250,000.

ii.                                       Subsection 9(a) of the Debentures is further amended by deleting romanettes (xii) and (xiii) thereby eliminating the filing date and effective date deadlines in connection with the filing of a Registration Statement to register for resale certain securities held by the Investor.

e.                                       Waiver of Event of Default.  Section 9 of the Debentures is hereby amended by inserting at the end of Subsection 9 the following as new subsection (c):

“(c)                            Waiver.  Any Event of Default may be waived in accordance with Subsection 10(n) below, and the waiver of any Event of Default means that no such Event of Default shall be deemed to have occurred.”

2.                                      Registration Rights Agreement.

a.                                      Effectiveness Date.  The definition of “Effectiveness Date” is hereby amended by replacing romanette (a) with the following:

“(a) with respect to the initial Registration Statement required to be filed under Section 2(a), the fifth Trading Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments;”

b.                                      Filing Date.  The definition of “Filing Date” is hereby amended by replacing romanette (a) with the following:

“(a) with respect to the initial Registration Statement required to be filed under Section 2(a), six (6) months following the closing of the Subsequent Public Offering;”

3.                                      Transaction Documents.  All references in the Transaction Documents to the “Debenture” shall mean the “10% Secured Original Issue Discount Convertible Debenture Due March 31, 2015.”

4.                                      Remainder of Debentures Unchanged.  Except as amended herein, all other terms and conditions of the Transaction Documents shall remain in effect and the parties hereto ratify and confirm the same.

5.                                      Intercreditor Agreement.  Investor hereby agrees to execute and deliver the Intercreditor Agreement, substantially in the form attached hereto as Exhibit A, concurrently with the execution of this Amendment.

6.                                      Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Delivery by facsimile or other electronic means of an executed counterpart hereof shall have the same force and effect as delivery of an originally executed counterpart hereof.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Amendment as of the date first above written.

U.S. DRY CLEANING SERVICES CORPORATION, a Delaware corporation

/s/ Alex M. Bond
Alex M. Bond, Chief Executive Officer

INVESTOR SIGNATURE

Name of Investor:	Setal 1, LLC

Signature of Investor or Authorized Signatory (if an entity):	/S/ Lester E. Taylor, Jr.

Print Name of Authorized Signatory (if an entity):	Lester E. Taylor, Jr.

Title of Authorized Signatory (if an entity):	Manager

Principal Amount of Debenture(s):	$1,073,046

Amendment Sub Debentures

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Amendment as of the date first above written.

U.S. DRY CLEANING SERVICES CORPORATION, a Delaware corporation

/s/ Alex M. Bond
Alex M. Bond, Chief Executive Officer

INVESTOR SIGNATURE

Name of Investor:	Setal 2, LLC

Signature of Investor or Authorized Signatory (if an entity):	/S/ Lester E. Taylor, Jr.

Print Name of Authorized Signatory (if an entity):	Lester E. Taylor, Jr.

Title of Authorized Signatory (if an entity):	Manager

Principal Amount of Debenture(s):	$807,435

Amendment Sub Debentures

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Amendment as of the date first above written.

U.S. DRY CLEANING SERVICES CORPORATION, a Delaware corporation

/s/ Alex M. Bond
Alex M. Bond, Chief Executive Officer

INVESTOR SIGNATURE

Name of Investor:	Setal 3, LLC

Signature of Investor or Authorized Signatory (if an entity):	/S/ Lester E. Taylor, Jr.

Print Name of Authorized Signatory (if an entity):	Lester E. Taylor, Jr.

Title of Authorized Signatory (if an entity):	Manager

Principal Amount of Debenture(s):	$1,770,300

Amendment Sub Debentures

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Amendment as of the date first above written.

U.S. DRY CLEANING SERVICES CORPORATION, a Delaware corporation

/s/ Alex M. Bond
Alex M. Bond, Chief Executive Officer

INVESTOR SIGNATURE

Name of Investor:	Setal 4, LLC

Signature of Investor or Authorized Signatory (if an entity):	/S/ Lester E. Taylor, Jr.

Print Name of Authorized Signatory (if an entity):	Lester E. Taylor, Jr.

Title of Authorized Signatory (if an entity):	Manager

Principal Amount of Debenture(s):	$1,047,588

Amendment Sub Debentures

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Amendment as of the date first above written.

U.S. DRY CLEANING SERVICES CORPORATION, a Delaware corporation

/s/ Alex M. Bond
Alex M. Bond, Chief Executive Officer

INVESTOR SIGNATURE

Name of Investor:	Setal 5, LLC

Signature of Investor or Authorized Signatory (if an entity):	/S/ Lester E. Taylor, Jr.

Print Name of Authorized Signatory (if an entity):	Lester E. Taylor, Jr.

Title of Authorized Signatory (if an entity):	Manager

Principal Amount of Debenture(s):	$842,592

Amendment Sub Debentures

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Amendment as of the date first above written.

U.S. DRY CLEANING SERVICES CORPORATION, a Delaware corporation

/s/ Alex M. Bond
Alex M. Bond, Chief Executive Officer

INVESTOR SIGNATURE

Name of Investor:	Setal 6, LLC

Signature of Investor or Authorized Signatory (if an entity):	/S/ Lester E. Taylor, Jr.

Print Name of Authorized Signatory (if an entity):	Lester E. Taylor, Jr.

Title of Authorized Signatory (if an entity):	Manager

Principal Amount of Debenture(s):	$1,572,776

Amendment Sub Debentures

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Amendment as of the date first above written.

U.S. DRY CLEANING SERVICES CORPORATION, a Delaware corporation

/s/ Alex M. Bond
Alex M. Bond, Chief Executive Officer

INVESTOR SIGNATURE

Name of Investor:	Taylor Family Trust

Signature of Investor or Authorized Signatory (if an entity):	/S/ Lester E. Taylor, Jr.

Print Name of Authorized Signatory (if an entity):	Lester E. Taylor, Jr.

Title of Authorized Signatory (if an entity):	Trustee

Principal Amount of Debenture(s):	$357,741

Amendment Sub Debentures

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Amendment as of the date first above written.

U.S. DRY CLEANING SERVICES CORPORATION, a Delaware corporation

/s/ Alex M. Bond
Alex M. Bond, Chief Executive Officer

INVESTOR SIGNATURE

Name of Investor:	9961 Trust

Signature of Investor or Authorized Signatory (if an entity):	/S/ Tamara Agajanian

Print Name of Authorized Signatory (if an entity):	Tamara Agajanian

Title of Authorized Signatory (if an entity):	Trustee

Principal Amount of Debenture(s):	$3,697

Amendment Sub Debentures

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Amendment as of the date first above written.

U.S. DRY CLEANING SERVICES CORPORATION, a Delaware corporation

/s/ Alex M. Bond
Alex M. Bond, Chief Executive Officer

INVESTOR SIGNATURE

Name of Investor:	15609 Trust

Signature of Investor or Authorized Signatory (if an entity):	/S/ Tamara Agajanian

Print Name of Authorized Signatory (if an entity):	Tamara Agajanian

Title of Authorized Signatory (if an entity):	Trustee

Principal Amount of Debenture(s):	$3,697

Amendment Sub Debentures

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Amendment as of the date first above written.

U.S. DRY CLEANING SERVICES CORPORATION, a Delaware corporation

/s/ Alex M. Bond
Alex M. Bond, Chief Executive Officer

INVESTOR SIGNATURE

Name of Investor:	OB/GYN Inc. PSP fbo Timothy Rand

Signature of Investor or Authorized Signatory (if an entity):	/S/ Timothy Rand

Print Name of Authorized Signatory (if an entity):	Timothy Rand

Title of Authorized Signatory (if an entity):

Principal Amount of Debenture(s):	$7,393

Amendment Sub Debentures

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Amendment as of the date first above written.

U.S. DRY CLEANING SERVICES CORPORATION, a Delaware corporation

/s/ Alex M. Bond
Alex M. Bond, Chief Executive Officer

INVESTOR SIGNATURE

Name of Investor:	Timothy & Christine Rand 1991 Trust

Signature of Investor or Authorized Signatory (if an entity):	/S/ Timothy Rand

Print Name of Authorized Signatory (if an entity):	Timothy Rand

Title of Authorized Signatory (if an entity):	Trustee

Principal Amount of Debenture(s):	$191,390

Amendment Sub Debentures